                         Oppenheimer u.s. government trust
                        Supplement dated June 6, 2001 to the
                         Prospectus dated December 28, 2000

The Prospectus is changed as follows:

1.    The supplement dated December 28, 2000 is withdrawn and the supplement dated
March 1, 2001 is replaced by this supplement.

2.    The following paragraph is added to the end of the "How the Fund is Managed"
section on page 12:

      The Board of Trustees of the Fund has approved various changes to the
      Fund's fundamental investment policies. Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed.  On or about July 17, 2001, shareholders of the Fund on the record date will be mailed proxy materials explaining the reasons for the proposed changes.  In addition, on or about July
      17, 2001, a copy of the proxy statement will be available for information purposes on the OppenheimerFunds website at
      www.oppenheimerfunds.com. After that date, shareholders also may call
      1.800.525.7048 to request a copy of the proxy statement. If the proposed changes are approved by shareholders, the Fund's prospectus will be revised to reflect the approved changes.

3.    The following is added as a new last paragraph under the heading entitled
"How Can You Buy Class A Shares?" on page 19:

      Purchases by Certain Retirement Plans.  There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.  The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans.
         That concession will

                                                                        (over)
      not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

3.    The following sentence is added before the sentence "Non-retirement plan investors cannot buy Class N shares directly" in the paragraph "Class N Shares"
under the heading "What Classes of Shares Does the Fund Offer?" on page 15, and as the second sentence in the first paragraph under the heading "How Can You Buy Class
N Shares?" on page 20:

      Class N shares also are offered to rollover IRAs sponsored by the
      Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

4.    The first sentence under "How to Get More Information" on the Prospectus back cover is revised to read as follows:

      You can request the Statement of Additional Information, the Annual and
      Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

June 06, 2001                                                           PS0220.018